Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Nature of Operations. Vista Outdoor Inc. (together with our subsidiaries, "we", "our", and "us") is a leading global designer, manufacturer and marketer of consumer products in the growing outdoor sports and recreation markets. We operate in two segments, Shooting Sports and Outdoor Products. Vista Outdoor is headquartered in Farmington, Utah and has manufacturing operations and facilities in 11 U.S. States, Canada, Mexico and Puerto Rico along with international sales and sourcing operations in Asia, Australia, Canada, Europe, and New Zealand. Vista Outdoor was incorporated in Delaware in 2014. Prior to February 9, 2015, the business was operated as the Sporting Group reporting segment of Alliant Techsystems Inc. (“ATK”). On April 28, 2014, Orbital ATK entered into a Transaction Agreement (the “Transaction Agreement”) among Vista Outdoor, Vista Merger Sub Inc. (“Merger Sub”) and Orbital Sciences Corporation (“Orbital”), providing for, among other things, the transfer of the businesses comprising ATK’s Sporting Group reporting segment to Vista Outdoor (the “Sporting Transfers”), the distribution of all of the shares of Vista Outdoor common stock on a pro rata basis to the holders of ATK common stock (the “Spin-Off”), and the merger of Merger Sub with and into Orbital (the “ATK/Orbital Merger”), with Orbital surviving the ATK/Orbital Merger as a wholly owned subsidiary of ATK.

On February 9, 2015, ATK completed the Sporting Transfers and the Spin-Off, distributing to its stockholders two shares of Vista Outdoor common stock for every share of ATK common stock held as of record on February 2, 2015. In connection with the Spin-Off, Vista Outdoor filed a Registration Statement on Form 10 (as amended, the “Form 10”) with the Securities and Exchange Commission (the “SEC”), which was declared effective on January 23, 2015. The Form 10 included an Information Statement describing the details of the Spin-Off and providing information as to our business and management.

Except where indicated, references below to transactions completed by Vista Outdoor prior to February 9, 2015, refer to transactions completed by or on behalf of the ATK Sporting Group reporting segment that are reflected on the consolidated and combined financial statements of Vista Outdoor.

Basis of Presentation. The consolidated and combined financial statements reflect our consolidated operations as a separate stand-alone entity beginning on February 9, 2015. Periods presented prior to the Spin-Off have been prepared on a stand-alone basis and are derived from the consolidated financial statements and accounting records of Orbital ATK and are presented on a combined basis. Subsequent to the Spin-Off, the financial statements are presented on a consolidated basis. The consolidated and combined financial statements reflect our financial position, results of operations and cash flows as our business was operated as part of Orbital ATK prior to the distribution, in conformity with U.S. generally accepted accounting principles.

Prior to February 9, 2015, the consolidated and combined statements of comprehensive income include expense allocations for certain corporate functions historically provided to us by Orbital ATK, including, but not limited to, human resources, employee benefits administration, treasury, risk management, audit, finance, tax, legal, information technology support, and other shared services. These allocations are reflected in the combined statements of operations within the expense categories to which they relate. The allocations were made on a direct usage basis when identifiable, with the remainder allocated on various bases that are further discussed in Note 15. Management of Vista Outdoor and Orbital ATK consider these allocations to be a reasonable reflection of the utilization of services by, or benefits provided to, us. The allocations may not, however, reflect the expense we would have incurred as a stand-alone company. Following our separation from Orbital ATK, we perform these functions using our resources or purchased services. For an interim period, however, some of these functions will continue to be provided by Orbital ATK under transition services agreements and other commercial agreements.

Prior to February 9, 2015, Orbital ATK maintained a number of defined benefit plans at a corporate level which our employees participated in, and as such, we were charged a portion of the expenses associated with these plans. Subsequent to February 9, 2015, we established separate defined benefit plans and the liabilities were transferred to us. The associated assets were transferred on July 1, 2016. See Note 10 for further detail.

Transactions between us and Orbital ATK prior to February 9, 2015 are reflected as effectively settled at the time of the transaction and are included in financing activities in the consolidated combined statements of cash flows.

Our consolidated and combined financial statements may not be indicative of our future performance and do not necessarily reflect what the results of operations and cash flows would have been had we operated as a stand-alone company during the periods presented prior to Spin-Off.

Principles of Consolidation and Combination. The consolidated and combined financial statements include our net assets and results of operations as described above. All intercompany transactions and accounts within the businesses have been eliminated.

All transactions between Orbital ATK and Vista Outdoor have been included in these combined financial statements. Prior to February 9, 2015, transactions with Orbital ATK or its affiliates are reflected in the combined statements of cash flows as changes in Orbital ATK's net investment within financing activities. Subsequent to February 9, 2015, transactions with Orbital ATK or its affiliates are reflected within the consolidated statements in the appropriate line item.
Fiscal Year.    References in this report to a particular fiscal year refer to the year ended March 31 of that calendar year. Our interim quarterly periods are based on 13-week periods and end on Sundays.
Use of Estimates.    The preparation of consolidated and combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may differ from those estimates.
Revenue Recognition. Sales, net of estimates for discounts, returns, rebates, allowances, and excise taxes are recognized when persuasive evidence of an arrangement exists, the price is fixed and determinable, and all risks of ownership have been transferred, and payment is reasonably assured.
Cost of Sales. Cost of sales includes material, labor, and overhead costs associated with product manufacturing, including depreciation, amortization, purchasing and receiving, inspection, warehousing, product liability, warranty, and inbound and outbound shipping and handling costs.
Research and Development Costs. Research and development costs consist primarily of compensation and benefits and experimental work materials for our employees who are responsible for the development and enhancement of new and existing products. Research and development costs incurred to develop new products and to enhance existing products are charged to expense as incurred.
Selling, General, and Administrative Expense. Selling, General and Administrative expense includes, among other items, administrative salaries, benefits, commissions, advertising, insurance, and professional fees.
Advertising Costs. Advertising costs including print ads, commercials, catalogs, and brochures are expensed at time of first advertisement. Our co-op program is structured so that certain dealers are eligible for reimbursement of certain types of advertisements on qualifying product purchases and are accrued as purchases are made. Advertising costs totaled $65,775, $52,941, and $44,341 for the years ended March 31, 2016, 2015, and 2014, respectively.
Cash Equivalents. Cash equivalents are all highly liquid cash investments purchased with original maturities of three months or less.
Allowance for Doubtful Accounts. We maintain an allowance for doubtful receivables for estimated losses resulting from the inability of our trade customers to make required payments. We provide an allowance for specific customer accounts where collection is doubtful and also provide an allowance for customer deductions based on historical collection and write-off experience. Additional allowances would be required if the financial conditions of our customers deteriorated.
Inventories. Inventories are stated at the lower of cost, determined using the first-in, first-out ("FIFO") method, or market. Inventory costs associated with work in process inventory and finished goods include material, labor, and manufacturing overhead, while costs associated with raw materials and purchased finished goods include material and inbound freight costs. We provide inventory allowances for any excess and obsolete inventories and periodically write inventory amounts down to market when costs exceed market value.
Warranty Costs. We provide consumer warranties against manufacturing defects on certain products within the Shooting Sports and Outdoor Products segments with warranty periods ranging from one year to a lifetime. The estimated costs of such product warranties are recorded at the time the sale is recorded. Estimated future warranty costs are accrued at the time of sale based upon actual past experience, our current production environment as well as specific and identifiable warranties as applicable. See Note 8 for additional detail.
Accounting for Goodwill and Identifiable Intangible Assets.
Goodwill—We test goodwill for impairment on the first day of our fourth fiscal quarter or upon the occurrence of events or changes in circumstances that indicate that an asset might be impaired. We have determined that the reporting units for our goodwill impairment review are our operating segments, or components of an operating segment, that constitute a business for which discrete financial information is available, and for which segment management regularly reviews the operating results. We then evaluate these components to determine if they are similar and should be aggregated into one reporting unit for testing purposes.
The impairment test is performed using a two-step process. In the first step, we determine the estimated fair value of each reporting unit and compare it to the carrying value of the reporting unit, including goodwill. If the carrying amount of a reporting unit is higher than its fair value, an indication of goodwill impairment exists and the second step must be performed in order to determine the amount of the goodwill impairment. In the second step, we must determine the implied fair value of the reporting unit's goodwill, by allocating the estimated fair value of the reporting unit in a manner similar to a purchase price allocation. The implied fair value is compared to the carrying amount and if the carrying amount of the reporting unit's goodwill exceeds the implied fair value of its goodwill, an impairment loss must be recognized for the excess.
Identifiable Intangible Assets—Our primary identifiable intangible assets include trademarks and trade names, patented technology, and customer relationships. Identifiable intangible assets with finite lives are amortized and evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Identifiable intangibles with indefinite lives are not amortized and are tested for impairment annually on the first day of our fourth fiscal quarter, or more frequently if events warrant.
Our identifiable intangibles with indefinite lives consist of certain trademarks and trade names. The impairment test consists of a comparison of the fair value of the specific intangible asset with its carrying value. The fair value of these assets is measured using the relief-from-royalty method which assumes that the asset has value to the extent that the owner is relieved of the obligation to pay royalties for the benefits received from them. This method requires that we estimate the future revenue for the related brands and technology, the appropriate royalty rate, and the weighted average cost of capital. We base our fair values and estimates on assumptions we believe to be reasonable, but which are unpredictable and inherently uncertain. If the carrying amount of an asset is higher than its fair value, an impairment exists and the asset would be recorded at the fair value.
Stock-Based Compensation.    Our stock-based compensation plans, which are described more fully in Note 14, provide for the grant of various types of stock-based incentive awards, including performance awards, total stockholder return performance awards ("TSR awards"), restricted stock/restricted stock units, and options to purchase common stock. The types and mix of stock-based incentive awards are evaluated on an ongoing basis and may vary based on our overall strategy regarding compensation, including consideration of the impact of expensing stock awards on our results of operations.
Performance awards are valued at the fair value of our stock as of the grant date and expense is recognized based on the number of shares expected to vest under the terms of the award under which they are granted. We use an integrated Monte Carlo simulation model to determine the fair value of the TSR awards and the calculated fair value is expensed over the vesting period. Restricted stock issued vests over periods ranging from one to four years and is valued based on the market value of our stock on the grant date. The estimated grant date fair value of stock options is expensed on a straight-line basis over the requisite service period, generally one to three years. The estimated fair value of each option is calculated using the Black-Scholes option-pricing model. See Note 14 for further details.
Prior to February 9, 2015, all of our stock-based compensation expense was attributable to our participation in Orbital ATK long-term incentive plans. Expense recognized prior to February 9, 2015 was based on awards attributable to those plans.
Income Taxes.   Prior to the Spin-Off, our domestic operations were included in Orbital ATK's U.S. federal and state income tax returns and all income taxes have been paid by Orbital ATK. Our foreign operations have been included in our own tax filings and we have paid the taxes. Income tax expense and other income tax related information contained in these combined financial statements are presented on a separate tax return basis as if we filed our own tax returns. Prior to the Spin-Off, current domestic income tax liabilities are assumed to be immediately settled with Orbital ATK and are relieved through the Parent's equity in the statement of cash flows.
After the Spin-Off, we account for income taxes under the asset and liability method in accordance with the accounting standard for income taxes. The asset and liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities. Under this method, changes in tax rates and laws are recognized in income in the period such changes are enacted.
We record net deferred tax assets to the extent that we believe these assets will more likely than not be realized. In making such determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent results of operations. Significant estimates are required for this analysis. If we were to determine that the amount of deferred income tax assets we would be able to realize in the future had changed, we would make an adjustment to the valuation allowance which would decrease or increase the provision for income taxes.
The provision for federal, foreign, and state and local income taxes is calculated on income before income taxes based on current tax law and includes the cumulative effect of any changes in tax rates from those used previously in determining deferred tax assets and liabilities. Such provision differs from the amounts currently payable because certain items of income and expense are recognized in different reporting periods for financial reporting purposes than for income tax purposes.
We periodically assess our liabilities and contingencies for all periods that are currently open to examination or have not been effectively settled based on the most current available information. Where it is not more likely than not that our tax position will be sustained, we record the entire resulting tax liability and when it is more likely than not of being sustained, we record our best estimate of the resulting tax liability. To the extent our assessment of the tax outcome of these matters changes, such change in estimate will impact the income tax provision in the period of change. It is our policy to record interest and penalties related to income taxes as part of the income tax expense for financial reporting purposes.
Worker's Compensation. The liability for losses under our worker's compensation program has been actuarially determined and the portion of the worker's compensation liability that is related to our employees was $8,558 and $8,439 as of March 31, 2016 and 2015, respectively.
Translation of Foreign Currencies. Assets and liabilities of foreign subsidiaries are translated at current exchange rates and the effects of these translation adjustments are reported as a component of accumulated other comprehensive loss ("AOCL") in equity. Income and expenses in foreign currencies are translated at the average exchange rate during the period. Foreign exchange transaction gains and losses in fiscal years 2016, 2015, and 2014 were not material.
Earnings Per Share Data.    Basic earnings per share ("EPS") is computed based upon the weighted average number of common shares outstanding for each period. Diluted EPS is computed based on the weighted average number of common shares and common equivalent shares. Common equivalent shares represent the effect of stock-based awards (see Note 14) during each period presented, which, if exercised, earned, or converted, would have a dilutive effect on earnings per share. On February 9, 2015, 63,875,000 shares of our common stock were distributed to Orbital ATK shareholders of record to complete the Spin-Off from ATK. For comparative purposes we have used weighted average shares of 63,875,000 to calculate basic and diluted EPS for all periods prior to the Spin-Off, as we had no outstanding common shares or dilutive stock-based awards.
In computing EPS for the fiscal years presented, earnings, as reported for each respective period, is divided by (in thousands):

	Year Ended March 31
	2016	2015	2014
Basic EPS shares outstanding	62,211	63,596	63,875
Dilutive effect of stock-based awards	357	261	—
Diluted EPS shares outstanding	62,568	63,857	63,875
Shares excluded from the calculation of diluted EPS because the option exercise/threshold price was greater than the average market price of the common shares	139	122	—

Comprehensive Loss.
The components of AOCL, net of income taxes, are as follows:

	March 31
	2016	2015
Pension and other postretirement benefit liabilities	$(63,667)	$(58,155)
Cumulative translation adjustment	(46,547)	(52,148)
Total accumulated other comprehensive loss	$(110,214)	$(110,303)

The following table summarizes the changes in the balance of AOCL, net of income tax:

	Year ended March 31, 2016				Year ended March 31, 2015
	Derivatives	Pension and other Postretire-ment Benefits	Cumulative translation adjustment	Total	Derivatives	Pension and other Postretire-ment Benefits	Cumulative translation adjustment	Total
Beginning of period unrealized gain (loss) in AOCL	$—	$(58,155)	$(52,148)	$(110,303)	$—	$—	$(1,505)	$(1,505)
Net decrease in fair value of derivatives	204	—	—	204	974	—	—	974
Net losses reclassified from AOCL, offsetting the price paid to suppliers (1)	(204)	—	—	(204)	(974)	—	—	(974)
Net actuarial losses reclassified from AOCL (2)	—	5,524	—	5,524	—	2,246	—	2,246
Prior service costs reclassified from AOCL (2)	—	(1,068)	—	(1,068)	—	(139)	—	(139)
Valuation adjustment for pension and postretirement benefit plans(2)	—	(9,968)	—	(9,968)	—	—	—	—
Adjustment due to Spin-Off (3)	—	—	—	—	—	(60,262)	—	(60,262)
Net change in cumulative translation adjustment	—	—	5,601	5,601	—	—	(50,643)	(50,643)
End of period unrealized gain (loss) in AOCL	$—	$(63,667)	$(46,547)	$(110,214)	$—	$(58,155)	$(52,148)	$(110,303)

(1) Amounts related to our derivative instruments that were reclassified from AOCL were recorded as a component of cost of sales for each period presented.
(2) Amounts related to our pension and other postretirement benefits that were reclassified from AOCL were recorded as a component of net periodic benefit cost for each period presented (Note 11).
(3) Adjustment represents the AOCL assumed upon the completion of the Spin-Off related to the pension plan and post-retirement and post-employment liabilities.
Fair Value of Nonfinancial Instruments.    The carrying amount of receivables, inventory, accounts payable and accrued liabilities approximates fair value because of the short maturity of these instruments. See Note 2 for additional disclosure regarding fair value of financial instruments.
New Accounting Pronouncements. On May 28, 2014, the FASB issued Accounting Standard Update No. 2014-09 Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, including most industry-specific revenue recognition guidance. This guidance is effective for periods beginning after December 15, 2017 and early application is permitted for periods beginning after December 15, 2016. We are in the process of evaluating the impact this standard will have on us.
On April 7, 2015, the FASB issued Accounting Standard Update No. 2015-03 Interest-Imputation of Interest (Subtopic 835-30), which simplified the presentation of debt issuance costs by requiring debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of debt liability, consistent with debt discounts or premiums. The standard allows for early adoption. We have elected to early adopt this standard and retrospectively present the change to the financial statements. This resulted in a reclassification of $10,335 from Deferred charges and other non-current assets to Long-term debt in the fiscal year ended March 31, 2015.

On May 1, 2015, the FASB issued Accounting Standard Update No. 2015-07 Fair Value Measurement (Topic 820), which permits a reporting entity, as a practical expedient, to measure the fair value of certain investments using the net asset value per share of the investment. The standard allows for early adoption. We have elected to early adopt this standard and present the change to the financial statements. This resulted in a change to the disclosure of pension assets within Note 10 for the current year. The prior year did not change as these assets reflected our estimated allocated portion of the assets that were held in the Orbital ATK asset pool on our behalf and does not reflect the precise assets that were transferred to us. The adoption of the standard had no impact on the valuation of assets.

On November 20, 2015, the FASB issued Accounting Standard Update No. 2015-17 Income Taxes (Topic 740), which simplified the presentation of deferred taxes by requiring deferred tax assets and liabilities be classified as noncurrent in a classified statement of financial position. The standard allows for early adoption. We have elected to early adopt this standard and retrospectively present the change to the financial statements. This resulted in a reclassification of $50,343 from current deferred income tax assets to noncurrent deferred income tax liabilities in the fiscal year ended March 31, 2015.

On March 30, 2016, the FASB issued Accounting Standard Update No. 2016-09 Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures and classification in the statement of cash flows. The standard allows for early adoption. We have elected to early adopt this standard and prospectively present the change to the financial statements given the immaterial nature of the prior period balances.

There are no other new accounting pronouncements that are expected to have a significant impact on our consolidated and combined financial statements.